UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 23, 2016

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703
(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

BioCryst Pharmaceuticals, Inc. (the “Company”) together with its consolidated subsidiary, MDCP, LLC, a Delaware limited liability company (“MDCP,” and the Company together with MDCP, collectively, the “Borrowers”), entered into a $23 million secured loan facility (the “Loan Transaction,” and such loan, the “Loan”) with MidCap Financial, a Delaware statutory trust, as administrative agent and lender (“MidCap”), pursuant to the terms and conditions of that certain Credit and Security Agreement, dated as of September 23, 2016 (the “Credit Agreement”), among the Borrowers, MidCap, and the lenders party thereto from time to time.  The Company received net Loan proceeds in the aggregate amount of $22.7 million and will use the Loan proceeds for general corporate purposes as permitted under the Credit Agreement.

The Borrowers initially will make interest-only payments through 2017, with principal payments for 40 months commencing on January 1, 2018.  The interest rate will be a variable interest rate (initially 8.5%) based on the one-month LIBOR with a LIBOR floor of 0.5%.  Upon execution of the Credit Agreement, the Company paid to MidCap an origination fee of 0.5% of the aggregate Loan amount.  Upon repayment in full of the Loan, the Company is obligated to pay a final payment fee equal to 5.0% of the aggregate Loan amount, less the amount of any partial exit fees previously paid as described in the last sentence of this paragraph.  In addition, the Company may prepay all or any portion of the Loan in $1,000,000 increments at any time, and may be required to prepay the Loan on the occurrence of certain events, including without limitation (and subject to customary exceptions), the Company’s receipt of the proceeds of casualty events and certain other asset dispositions.  Both optional and mandatory prepayments may be subject to a prepayment premium of: (i) 3% of the Loan amount prepaid in the first year of the Loan (ii) 2% of the Loan amount prepaid in the second year of the Loan and (iii) 1% of the Loan amount prepaid in the third year of the Loan.  In addition, with respect to any voluntary prepayments of the Loan, the Company is obligated to pay a partial exit fee equal to 5% of the aggregate principal amount of the Loan being prepaid at such time.

The obligations of the Borrowers under the Credit Agreement are secured by a first priority lien in favor of MidCap on substantially all of the Company’s and its subsidiaries’ existing and after-acquired assets, excluding certain specified assets of the Borrowers, but including any proceeds thereof.  The Borrowers entered into customary pledge and intellectual property security agreements to evidence the security interest in favor of MidCap, as well as other customary ancillary and collateral documents.

Under the Credit Agreement, the Borrowers are subject to affirmative covenants which are customary for financings of this type, including the obligations of the Borrowers to: (i) maintain good standing and governmental authorizations, (ii) provide certain information and notices to MidCap, (iii) deliver monthly and annual financial statements to MidCap, (iv) maintain insurance, (v) discharge all taxes, (vi) protect their intellectual property and regulatory permits and (vii) generally protect the collateral granted to MidCap.  The Credit Agreement also contains customary negative covenants that place restrictions on the Borrowers’ ability to, among other things, dispose of or transfer assets, engage in mergers or acquisitions, incur debt, and grant liens, so long as the Loan is outstanding.

Further, the Credit Agreement contains customary events of default, including, without limitation, payment defaults, covenant defaults, breaches of certain representations and warranties, cross defaults to certain material agreements or material indebtedness, certain events of bankruptcy and insolvency, material court orders or judgments, a change of control, and certain adverse regulatory determinations. If an event of default occurs and is not cured within any applicable grace period or is not waived, MidCap and the lenders are entitled to take various actions, including, without limitation, the acceleration of amounts due thereunder, termination of commitments under the Credit Agreement and collection upon the collateral securing the Loan.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On September 26, 2016, the Company issued a press release describing the Loan Transaction.  The information furnished on Exhibit 99.1 is incorporated by reference under this Item 7.01 as if fully set forth herein.  The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: that planned trials of BCX7353 may not have a favorable outcome, including the APeX-1 trial; that developing a commercial formulation of BCX7353 or any other HAE compound may take longer or may be more expensive than planned; ongoing and future preclinical and clinical development of other plasma kallikrein inhibitor candidates may not have positive results; that BioCryst may not be able to enroll the required number of subjects in planned clinical trials of  product candidates; that the Company may not advance human clinical trials with product candidates as expected; that the FDA may require additional studies beyond the studies planned for product candidates, or may not provide regulatory clearances which may result in delay of planned clinical trials, or may impose a clinical hold with respect to such product candidate, or withhold market approval for product candidates; that BioCryst may not receive additional government funding to further support the development of BCX4430; that BCX4430 development may not be successful; that NIAID or BARDA may further condition, reduce or eliminate future funding; that revenue from RAPIVAB is unpredictable and commercialization of RAPIVAB by Seqirus may never result in significant commercial revenue or milestone payments for the Company; that RAPIVAB may not be approved in other countries; that a stockpiling order of RAPIVAB may be delayed or may never occur; that actual financial results may not be consistent with expectations, including that 2016 operating expenses and cash usage may not be within management’s expected ranges. Please refer to the documents the Company files periodically with the Securities and Exchange Commission, specifically the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which identify important factors that could cause the actual results to differ materially from those contained in the Company’s projections and forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 26, 2016 entitled “BioCryst Closes $23 Million Senior Credit Facility”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: September 26, 2016	By:	/s/ Alane Barnes
Alane Barnes
Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 26, 2016 entitled “BioCryst Closes $23 Million Senior Credit Facility”